                                                                    EX-99.(d)(2)

                                   SCHEDULE A

                            FEE AND EXPENSE AGREEMENT
                             WELLS FARGO FUNDS TRUST

                        (CAPPED OPERATING EXPENSE RATIOS)

                             CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                 EXPENSE RATIO        RENEWAL DATE
--------------------------   ----------------   -----------------
Aggressive Allocation Fund
   Administrator Class             1.00%        January 31, 2009

Asia Pacific Fund
   Class A                         1.60%        January 31, 2009
   Class C                         2.35%        January 31, 2009
   Investor Class                  1.65%        January 31, 2009

Asset Allocation Fund
   Class A                         1.15%        January 31, 2009
   Class B                         1.90%        January 31, 2009
   Class C                         1.90%        January 31, 2009
   Administrator Class             0.90%        January 31, 2009

Balanced Fund/1/
   Investor Class                  1.25%        January 31, 2009

C&B Large Cap Value Fund
   Class A                         1.20%        January 31, 2009
   Class B                         1.95%        January 31, 2009
   Class C                         1.95%        January 31, 2009
   Class D/2/                      1.20%        January 31, 2009
   Administrator Class             0.95%        January 31, 2009
   Institutional Class             0.70%        January 31, 2009

C&B Mid Cap Value Fund
   Class A                         1.40%        February 29, 2009
   Class B                         2.15%        February 29, 2009
   Class C                         2.15%        February 29, 2009
   Class D/3/                      1.25%        February 29, 2009
   Administrator Class             1.15%        February 29, 2009
   Institutional Class             0.90%        February 29, 2009

----------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Balanced Fund into the Asset Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/2/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund and share class modification. Subject to shareholder approval of the Fund merger, Class D will change to Investor Class and the capped expense ratios for Class A, B and C will be reduced by 5 bps to 1.15%, 1.90% and 1.90%, respectively. These changes are expected to occur before the end of third quarter of 2008.

/3/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class and the capped expense ratios for Class A, B and C will be reduced by 20 bps to 1.20%, 1.95% and 1.95%, respectively.

                                         CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                             EXPENSE RATIO        RENEWAL DATE
--------------------------               ----------------   -----------------
California Limited-Term Tax-Free Fund
   Class A                                     0.85%        October 31, 2008
   Class C                                     1.60%        October 31, 2008
   Administrator Class                         0.60%        October 31, 2008

California Tax-Free Fund
   Class A                                     0.80%        October 31, 2008
   Class B                                     1.55%        October 31, 2008
   Class C                                     1.55%        October 31, 2008
   Administrator Class                         0.55%        October 31, 2008

California Tax-Free Money Market Fund
   Class A                                     0.65%        June 30, 2009
   Institutional Class                         0.20%        June 30, 2009
   Service Class                               0.45%        June 30, 2009

California Tax-Free Money Market Trust         0.20%        June 30, 2008

Capital Growth Fund
   Class A                                     1.25%        November 30, 2008
   Class C                                     2.00%        November 30, 2008
   Administrator Class                         0.94%        November 30, 2008
   Institutional Class                         0.75%        November 30, 2008
   Investor Class/4/                           1.37%        November 30, 2008

Cash Investment Money Market Fund
   Administrator Class                         0.35%        June 30, 2008
   Service Class                               0.50%        June 30, 2008
   Institutional Class                         0.20%        June 30, 2008
   Select Class                                0.13%        June 30, 2008

Colorado Tax-Free Fund
   Class A                                     0.85%        October 31, 2009
   Class B                                     1.60%        October 31, 2009
   Class C                                     1.60%        October 31, 2009
   Administrator Class                         0.60%        October 31, 2009

Common Stock Fund/5/
   Class A                                     1.31%        February 29, 2009
   Class B                                     2.06%        February 29, 2009
   Class C                                     2.06%        February 29, 2009
   Class Z                                     1.29%        February 29, 2009

Conservative Allocation Fund
   Administrator Class                         0.85%        January 31, 2009

----------
/4/ On March 28, 2008, the Board of Trustees approved a 0.02% decrease to the capped operating expense ratio for the Capital Growth Fund Investor Class from 1.37% to 1.35%, effective December 1, 2008.

/5/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008, the Board of Trustees approved a 0.05% decrease to the capped operating expense ratio for Classes A, B and C. The following reductions will become effective June 20, 2008: Class A from 1.31% to 1.26%, Class B from 2.06% to 2.01% and Class C from 2.06% to 2.01%.

                               CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                   EXPENSE RATIO        RENEWAL DATE
--------------------------     ----------------   -----------------
Corporate Bond Fund/6/
   Advisor Class                     0.95%        September 30, 2008
   Investor Class                    0.98%        September 30, 2008
   Institutional Class               0.61%        September 30, 2008

Discovery Fund
   Class A                           1.33%        February 29, 2009
   Class C                           2.08%        February 29, 2009
   Administrator Class               1.15%        February 29, 2009
   Investor Class                    1.38%        February 29, 2009
   Institutional Class               0.95%        February 29, 2009

Diversified Bond Fund
   Administrator Class               0.70%        September 30, 2008

Diversified Equity Fund
   Class A                           1.25%        January 31, 2009
   Class B                           2.00%        January 31, 2009
   Class C                           2.00%        January 31, 2009
   Administrator Class               1.00%        January 31, 2009

Diversified Small Cap Fund
   Administrator Class               1.00%        January 31, 2009

Emerging Growth Fund
   Class A                           1.45%        January 31, 2009
   Class C                           2.20%        January 31, 2009
   Administrator Class               1.20%        January 31, 2009
   Institutional Class               0.95%        January 31, 2009
   Investor Class                    1.49%        January 31, 2009

Emerging Markets Equity Fund
   Class A                           1.90%        January 31, 2009
   Class B                           2.65%        January 31, 2009
   Class C                           2.65%        January 31, 2009
   Administrator Class               1.60%        January 31, 2009

Endeavor Large Cap Fund/7/
   Class A                           1.25%        November 30, 2008
   Class B                           2.00%        November 30, 2008
   Class C                           2.00%        November 30, 2008

 Endeavor Select Fund
   Class A                           1.25%        November 30, 2008
   Class B                           2.00%        November 30, 2008
   Class C                           2.00%        November 30, 2008
   Administrator Class               1.00%        November 30, 2008
   Institutional Class               0.80%        November 30, 2008

----------
/6/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                 CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                     EXPENSE RATIO        RENEWAL DATE
------------------------------   ----------------   -----------------
Enterprise Fund/8/
   Class C                             2.15%        February 28, 2009
   Advisor Class                       1.40%        February 29, 2009
   Administrator Class                 1.15%        February 29, 2009
   Investor Class                      1.49%        February 29, 2009
   Institutional Class                 0.90%        February 29, 2009

Equity Income Fund
   Class A                             1.10%        January 31, 2009
   Class B                             1.85%        January 31, 2009
   Class C                             1.85%        January 31, 2009
   Administrator Class                 0.85%        January 31, 2009

Equity Index Fund/9/
   Class A                             0.62%        November 30, 2008
   Class B                             1.37%        November 30, 2008

Equity Value Fund
   Class A                             1.25%        January 31, 2009
   Class B                             2.00%        January 31, 2009
   Class C                             2.00%        January 31, 2009
   Administrator Class                 1.00%        January 31, 2009
   Institutional Class                 0.75%        January 31, 2009

Government Money Market Fund
   Class A                             0.65%        June 30, 2008
   Service Class                       0.50%        June 30, 2008
   Administrator Class                 0.35%        June 30, 2008
   Institutional Class                 0.20%        June 30, 2008

Government Securities Fund/10/

----------
/8/ On November 7, 2007, the Board of Trustees approved a share class modification to the Enterprise Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A. In addition, on March 28, 2008 the Board of Trustees approved a 0.05% decrease to the capped operating expense ratio for Class A from 1.40% to 1.35%, effective March 1, 2009 and a 0.04% decrease to the capped operating expense ratio for the Investor Class from 1.49% to 1.45%, effective March 1, 2009.

/9/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/10/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger, which is expected to occur before the end of the third quarter of 2008, Class A and Class B shares will be added with the following capped operating expense ratios and an expiration date of September 30, 2009:
     Class A 0.90% and Class B 1.65%. Additionally, Advisor Class will change to Class A and the capped operating expense ratio for Class C will be reduced from 1.70% to 1.65% before the end of the third quarter of 2008.

                                 CAPPED OPERATING      EXPIRATION /
FUNDS/CLASSES                     EXPENSE RATIO        RENEWAL DATE
------------------------------   ----------------   -----------------
Growth Fund/11/
   Class C                             2.05%        November 30, 2008
   Advisor Class                       1.30%        November 30, 2008
   Administrator Class                 0.96%        November 30, 2008
   Investor Class                      1.42%        November 30, 2008
   Institutional Class                 0.80%        November 30, 2008

Growth Balanced Fund
   Class A                             1.20%        January 31, 2009
   Class B                             1.95%        January 31, 2009
   Class C                             1.95%        January 31, 2009
   Administrator Class                 0.95%        January 31, 2009

Growth Equity Fund
   Class A                             1.50%        January 31, 2009
   Class B                             2.25%        January 31, 2009
   Class C                             2.25%        January 31, 2009
   Administrator Class                 1.25%        January 31, 2009
   Institutional Class                 1.05%        January 31, 2009

Growth and Income Fund/12/
   Advisor Class                       1.14%        November 30, 2009
   Administrator Class                 0.96%        November 30, 2009
   Investor Class                      1.31%        November 30, 2009
   Institutional Class                 0.66%        November 30, 2009

 Heritage Money Market Fund
   Administrator Class                 0.35%        June 30, 2008
   Institutional Class                 0.20%        June 30, 2008
   Select Class                        0.13%        June 30, 2008

 High Income Fund/13/
   Advisor Class                       0.86%        September 30, 2008
   Investor Class                      0.86%        September 30, 2008
   Institutional Class                 0.50%        September 30, 2008

----------
/11/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A. In addition, on March 28, 2008, the Board of Trustees approved a 0.02% decrease to the capped operating expense ratio for the Investor Class from 1.42% to 1.40%, effective December 1, 2008.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger will occur before the end of the third quarter of 2008 and the Growth and Income Fund will change its name to the Large Company Core Fund. At the time of the merger, Class B and Class C shares will be added, each with capped operating expense ratios of 1.89%, the Advisor Class will change to Class A and the capped operating expense ratio for the Administrator Class will decrease from 0.96% to 0.95%. Each of the foregoing share class changes will result in a November 30, 2009 expiration date. In addition, on March 28, 2008, the Board of Trustees approved a 0.03% decrease to the capped operating expense ratio for the Investor Class from 1.31% to 1.28%, effective December 1, 2008.

                                         CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                              EXPENSE RATIO     RENEWAL DATE
---------------------------------------  ----------------  ------------------
High Yield Bond Fund/14/
   Class A                                      1.15%      September 30, 2008
   Class B                                      1.90%      September 30, 2008
   Class C                                      1.90%      September 30, 2008

Income Plus Fund/15/
   Class A                                      1.00%      September 30, 2009
   Class B                                      1.75%      September 30, 2009
   Class C                                      1.75%      September 30, 2009

Index Fund/16/
   Administrator Class                          0.25%      January 31, 2009
   Investor Class                               0.45%      January 31, 2009

Inflation-Protected Bond Fund
   Class A                                      0.85%      September 30, 2008
   Class B                                      1.60%      September 30, 2008
   Class C                                      1.60%      September 30, 2008
   Administrator Class                          0.60%      September 30, 2008

Intermediate Government Income Fund/17/
   Class A                                      0.95%      September 30, 2008
   Class B                                      1.70%      September 30, 2008
   Class C                                      1.70%      September 30, 2008
   Administrator Class                          0.70%      September 30, 2008

----------
Footnote continued from previous page

/13/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger, Class B and C shares will be added before the end of the third quarter of 2008. Class B and C will each have 1.65% capped operating expense ratios, Advisor Class will change to Class A and the capped expense ratio will increase from 0.86% to 0.90%, effective October 1, 2008. Each of the foregoing share class changes will result in a September 30, 2009 expiration date. In addition, on March 28, 2008, the Board of Trustees approved a 0.09% increase to the capped operating expense ratio for the Investor Class from 0.86% to 0.95%, effective October 1, 2008.

/14/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/15/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and the addition of Investor and Institutional Classes. Subject to shareholder approval before the end of the third quarter of 2008, the new classes will have the following capped operating expense ratios with an expiration date of September 30, 2009: Investor Class 0.94% and Institutional Class 0.61%. In addition, the capped operating expense ratios for Class A, B and C will be reduced by 10 bps to 0.90%, 1.65% and 1.65%, respectively.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008. Upon the fund merger, Class A and Class B shares will be added with the following capped operating expense ratios and an expiration date of January 31, 2009: Class A 0.62% and Class B 1.37%.

/17/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                         CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                              EXPENSE RATIO     RENEWAL DATE
---------------------------------------  ----------------  ------------------
Intermediate Tax-Free Fund/18/
   Class A                                      0.70%      October 31, 2009
   Class C                                      1.45%      October 31, 2009
   Administrator Class                          0.60%      October 31, 2009
   Institutional Class                          0.42%      October 31, 2009
   Investor Class                               0.75%      October 31, 2009

International Core Fund
   Class A                                      1.50%      January 31, 2009
   Class B                                      2.25%      January 31, 2009
   Class C                                      2.25%      January 31, 2009
   Administrator Class                          1.25%      January 31, 2009

International Equity Fund/19/
   Class A                                      1.50%      January 31, 2009
   Class B                                      2.25%      January 31, 2009
   Class C                                      2.25%      January 31, 2009
   Administrator Class                          1.25%      January 31, 2009
   Institutional Class                          1.05%      January 31, 2009

International Value Fund
   Class A                                      1.50%      January 31, 2009
   Class B                                      2.25%      January 31, 2009
   Class C                                      2.25%      January 31, 2009
   Administrator Class                          1.25%      January 31, 2009
   Institutional Class                          1.05%      January 31, 2009

Large Cap Appreciation Fund
   Class A                                      1.25%      January 31, 2009
   Class B                                      2.00%      January 31, 2009
   Class C                                      2.00%      January 31, 2009
   Administrator Class                          1.00%      January 31, 2009
   Institutional Class                          0.70%      January 31, 2009

Large Cap Growth Fund
   Investor Class                               1.19%      November 30, 2008

Large Company Core Fund/20/
   Class A                                      1.25%      November 30, 2008
   Class B                                      2.00%      November 30, 2008
   Class C                                      2.00%      November 30, 2008
   Class Z                                      1.37%      November 30, 2008
   Administrator Class                          0.95%      November 30, 2008

----------
/18/ On November 7, 2007, the Board of Trustees approved the name change from Intermediate Tax-Free Fund to Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/19/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of the Investor Class. Subject to shareholder of the fund merger before the end of the third quarter of 2008, the Investor Class will be added and the capped operating expense ratio will be 1.46% with an expiration date of January 31, 2009. In addition, the following capped operating expense ratios will be reduced: Class A from 1.50% to 1.41%; Class B from 2.25% to 2.16%; Class C from 2.25% to 2.16%; and Institutional Class from 1.05% to 0.99%.

/20/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                         CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                              EXPENSE RATIO     RENEWAL DATE
---------------------------------------  ----------------  -------------------
Large Company Growth Fund
   Class A                                      1.20%      January 31, 2009
   Class B                                      1.95%      January 31, 2009
   Class C                                      1.95%      January 31, 2009
   Class Z/21/                                  1.27%      January 31, 2009
   Administrator Class                          0.95%      January 31, 2009
   Institutional Class                          0.75%      January 31, 2009

Large Company Value Fund
   Class A                                      1.25%      November 30, 2009
   Class C                                      2.00%      November 30, 2009
   Administrator Class                          0.96%      November 30, 2009
   Institutional Class                          0.75%      November 30, 2009
   Investor Class/22/                           1.37%      November 30, 2009

Life Stage - Aggressive Portfolio/23/
   Investor Class                               1.45%      June 30, 2008

Life Stage - Conservative Portfolio/24/
   Investor Class                               1.25%      June 30, 2008

Life Stage - Moderate Portfolio/25/
   Investor Class                               1.35%      June 30, 2008

Mid Cap Disciplined Fund
   Class A                                      1.25%      February 29, 2009
   Class C                                      2.00%      February 29, 2009
   Administrator Class                          1.15%      February 29, 2009
   Institutional Class                          0.90%      February 29, 2009
   Investor Class                               1.31%      February 29, 2009

----------
/21/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/22/ On March 28, 2008, the Board of Trustees approved a 0.02% decrease to the capped operating expense ratio for the Large Company Value Fund Investor Class from 1.37% to 1.35%, effective December 1, 2008.

/23/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Aggressive Portfolio into the Aggressive Allocation Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/24/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Conservative Portfolio into the Moderate Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the Life
     Stage - Moderate Portfolio into the Growth Balanced Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                         CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                              EXPENSE RATIO     RENEWAL DATE
---------------------------------------  ----------------  ------------------
Mid Cap Growth Fund/26/
   Class A                                      1.40%      February 29, 2009
   Class B                                      2.15%      February 29, 2009
   Class C                                      2.15%      February 29, 2009
   Class Z                                      1.49%      February 29, 2009
   Administrator Class                          1.15%      February 28, 2009
   Institutional Class                          0.90%      February 28, 2009

Minnesota Money Market Fund
   Class A                                      0.80%      June 30, 2008

Minnesota Tax-Free Fund
   Class A                                      0.85%      October 31, 2008
   Class B                                      1.60%      October 31, 2008
   Class C                                      1.60%      October 31, 2008
   Class Z/27/                                  0.75%      October 31, 2008
   Administrator Class                          0.60%      October 31, 2008

Moderate Balanced Fund
   Class A                                      1.15%      January 31, 2009
   Class B                                      1.90%      January 31, 2009
   Class C                                      1.90%      January 31, 2009
   Administrator Class                          0.90%      January 31, 2009

Money Market Fund
   Class A                                      0.76%      June 30, 2008
   Class B                                      1.51%      June 30, 2008
   Investor Class                               0.65%      June 30, 2008

Money Market Trust                              0.20%      June 30, 2008

Municipal Bond Fund
   Class A                                      0.75%      October 31, 2009
   Class B                                      1.50%      October 31, 2009
   Class C                                      1.50%      October 31, 2009
   Administrator Class                          0.60%      October 31, 2009
   Institutional Class                          0.42%      October 31, 2009
   Investor Class                               0.80%      October 31, 2009

Municipal Money Market Fund
   Institutional Class                          0.20%      June 30, 2009
   Investor Class                               0.64%      June 30, 2009

----------
/26/ On November 7, 2007, the Board of Trustees approved the share class modification of the Mid Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008 the Board of Trustees approved a 0.04% decrease to the capped operating expense ratio for the Investor Class and a 0.05% decrease Classes A, B and C. The following reductions will become effective March 1, 2009: Investor Class from 1.49% to 1.45%, Class A from 1.40% to 1.35%, Class B from 2.15% to 2.10% and Class C from 2.15% to 2.10%.

/27/ On November 7, 2007, the Board of Trustees approved the share class merger of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class and its capped operating expense ratio will be reduced from 0.75% to 0.60%.

                                         CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                              EXPENSE RATIO     RENEWAL DATE
---------------------------------------  ----------------  ------------------
National Limited-Term Tax-Free Fund/28/
   Class A                                      0.80%      October 31, 2008
   Class B                                      1.55%      October 31, 2008
   Class C                                      1.55%      October 31, 2008
   Administrator Class                          0.60%      October 31, 2008

National Tax-Free Fund/29/
   Class A                                      0.85%      October 31, 2008
   Class B                                      1.60%      October 31, 2008
   Class C                                      1.60%      October 31, 2008
   Administrator Class                          0.60%      October 31, 2008

National Tax-Free Money Market Fund
   Class A                                      0.65%      June 30, 2008
   Service Class                                0.45%      June 30, 2008
   Institutional Class                          0.20%      June 30, 2008
   Administrator Class                          0.30%      June 30, 2008

National Tax-Free Money Market Trust            0.20%      June 30, 2008

Opportunity Fund/30/
   Class C                                      2.04%      February 28, 2009
   Advisor Class                                1.29%      February 29, 2009
   Administrator Class                          1.04%      February 29, 2009
   Investor Class                               1.35%      February 29, 2009

Overland Express Sweep Fund                     1.08%      June 30, 2008

Overseas Fund/31/
   Institutional Class                          0.95%      January 31, 2009
   Investor Class                               1.46%      January 31, 2009

Prime Investment Money Market Fund
   Service Class                                0.55%      June 30, 2008
   Institutional Class                          0.20%      June 30, 2008

Short Duration Government Bond Fund
   Class A                                      0.85%      September 30, 2008
   Class B                                      1.60%      September 30, 2008
   Class C                                      1.60%      September 30, 2008
   Administrator Class                          0.60%      September 30, 2008
   Institutional Class                          0.42%      September 30, 2008

----------
/28/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/29/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/30/ On November 7, 2007, the Board of Trustees approved a share class modification to the Opportunity Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A.

/31/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                     CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                          EXPENSE RATIO      RENEWAL DATE
-----------------------------------  ----------------  ------------------
Short-Term Bond Fund/32/
   Class C                                 1.55%       September 30, 2009
   Advisor Class                           0.80%       September 30, 2009
   Investor Class                          0.85%       September 30, 2009
   Institutional Class                     0.48%       September 30, 2009

Short-Term High Yield Bond Fund/33/
   Class C                                 1.56%       September 30, 2009
   Advisor Class                           0.86%       September 30, 2009
   Investor Class                          0.86%       September 30, 2009

Short-Term Municipal Bond Fund/34/
   Class C                                 1.55%       October 31, 2009
   Institutional Class                     0.40%       October 31, 2009
   Investor Class                          0.66%       October 31, 2009

Small Cap Disciplined Fund
   Class A                                 1.45%       February 28, 2009
   Class C                                 2.20%       February 28, 2009
   Administrator Class                     1.20%       February 29, 2009
   Institutional Class                     1.00%       February 29, 2009
   Investor Class                          1.49%       February 29, 2009

Small Cap Growth Fund
   Class A                                 1.40%       February 29, 2009
   Class B                                 2.15%       February 29, 2009
   Class C                                 2.15%       February 29, 2009
   Class Z/35/                             1.49%       February 29, 2009
   Administrator Class                     1.20%       February 29, 2009
   Institutional Class                     0.90%       February 29, 2009

Small Cap Opportunities Fund
   Administrator Class                     1.20%       February 29, 2009

Small Cap Value Fund
   Class A                                 1.44%       February 29, 2009
   Class B                                 2.19%       February 29, 2009
   Class C                                 2.19%       February 29, 2009
   Class Z/36/                             1.36%       February 29, 2009
   Institutional Class                     0.95%       February 29, 2009

----------
/32/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term Bond Fund. Before the end of the third quarter of 2008 Advisor Class will change to Class A.

/33/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term High Yield Bond Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A and the capped operating expense ratio for Class A will reduce from 0.86% to 0.81%.

/34/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A. Subject to shareholder approval of the fund merger, the Class A will have a capped operating expense ratios of 0.60% and an expiration date of October 31, 2009. In addition, the Class C capped operating expense ratio will be reduced by 20 bps from 1.55% to 1.35% before the end of the third quarter of 2008.

/35/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                     CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                          EXPENSE RATIO      RENEWAL DATE
-----------------------------------  ----------------  ------------------
Small Company Growth Fund
   Class A                                 1.45%       January 31, 2009
   Class B                                 2.20%       January 31, 2009
   Class C                                 2.20%       January 31, 2009
   Administrator Class                     1.20%       January 31, 2009
   Institutional Class                     0.95%       January 31, 2009

Small Company Value Fund
   Class A                                 1.45%       January 31, 2009
   Class B                                 2.20%       January 31, 2009
   Class C                                 2.20%       January 31, 2009
   Administrator Class                     1.20%       January 31, 2009

Small/Mid Cap Value Fund
   Class A                                 1.40%       February 29, 2009
   Class C                                 2.15%       February 29, 2009
   Administrator Class                     1.15%       February 29, 2009
   Investor Class                          1.49%       February 29, 2009
   Institutional Class                     0.95%       February 29, 2009

Social Awareness Fund/37/
   Class A                                 1.25%       November 30, 2009
   Class C                                 2.00%       November 30, 2009
   Administrator Class                     1.00%       November 30, 2009

Specialized Financial Services Fund
   Class A                                 1.35%       February 29, 2009
   Class B                                 2.10%       February 29, 2009
   Class C                                 2.10%       February 29, 2009

Specialized Technology Fund
   Class A                                 1.75%       February 29, 2009
   Class B                                 2.50%       February 29, 2009
   Class C                                 2.50%       February 29, 2009
   Class Z/38/                             1.87%       February 29, 2009

Stable Income Fund
   Class A                                 0.85%       September 30, 2008
   Class B                                 1.60%       September 30, 2008
   Class C                                 1.60%       September 30, 2008
   Administrator Class                     0.65%       September 30, 2008

----------
Footnote continued from previous page

/36/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/37/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Awareness Fund, which is expected to commence operations on or about October 1, 2008.

/38/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class. In addition, on March 28, 2008 the Board of Trustees approved a 0.02% decrease to the capped operating expense ratio for the Investor Class from 1.87% to 1.85% effective March 1, 2009.

                                     CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                          EXPENSE RATIO      RENEWAL DATE
-----------------------------------  ----------------  ------------------
Strategic Income Fund
   Class A                                 1.10%       September 30, 2008
   Class B                                 1.85%       September 30, 2008
   Class C                                 1.85%       September 30, 2008

Strategic Small Cap Value Fund
   Class A                                 1.45%       January 31, 2009
   Class C                                 2.20%       January 31, 2009
   Administrator Class                     1.20%       January 31, 2009

Target Today Fund
   Class A                                 1.15%       June 30, 2008
   Class B                                 1.90%       June 30, 2008
   Class C                                 1.90%       June 30, 2008
   Administrator Class                     0.85%       June 30, 2008
   Institutional Class                     0.62%       June 30, 2008
   Investor Class                          0.91%       June 30, 2008

Target 2010 Fund
   Class A                                 1.18%       June 30, 2008
   Class B                                 1.93%       June 30, 2008
   Class C                                 1.93%       June 30, 2008
   Administrator Class                     0.88%       June 30, 2008
   Institutional Class                     0.65%       June 30, 2008
   Investor Class                          0.94%       June 30, 2008

Target 2015 Fund
   Investor                                0.95%       June 30, 2008
   Institutional                           0.66%       June 30, 2008
   Administrator                           0.89%       June 30, 2008

Target 2020 Fund
   Class A                                 1.20%       June 30, 2008
   Class B                                 1.95%       June 30, 2008
   Class C                                 1.95%       June 30, 2008
   Administrator Class                     0.90%       June 30, 2008
   Institutional Class                     0.67%       June 30, 2008
   Investor Class                          0.96%       June 30, 2008

Target 2025 Fund
   Investor                                0.96%       June 30, 2008
   Institutional                           0.67%       June 30, 2008
   Administrator                           0.90%       June 30, 2008

Target 2030 Fund
   Class A                                 1.21%       June 30, 2008
   Class B                                 1.96%       June 30, 2008
   Class C                                 1.96%       June 30, 2008
   Administrator Class                     0.91%       June 30, 2008
   Institutional Class                     0.68%       June 30, 2008
   Investor Class                          0.97%       June 30, 2008

Target 2035 Fund
   Investor                                0.98%       June 30, 2008
   Institutional                           0.69%       June 30, 2008
   Administrator                           0.92%       June 30, 2008

                                     CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                          EXPENSE RATIO      RENEWAL DATE
-----------------------------------  ----------------  ------------------
Target 2040 Fund
   Class A                                 1.22%       June 30, 2008
   Class B                                 1.97%       June 30, 2008
   Class C                                 1.97%       June 30, 2008
   Administrator Class                     0.92%       June 30, 2008
   Institutional Class                     0.69%       June 30, 2008
   Investor Class                          0.98%       June 30, 2008

Target 2045 Fund
   Investor                                0.98%       June 30, 2008
   Institutional                           0.69%       June 30, 2008
   Administrator                           0.92%       June 30, 2008

Target 2050 Fund
   Investor Class                          0.98%       June 30, 2008
   Institutional Class                     0.69%       June 30, 2008
   Administrator Class                     0.92%       June 30, 2008

Total Return Bond Fund/39/
   Class A                                 0.85%       September 30, 2009
   Class B                                 1.60%       September 30, 2009
   Class C                                 1.60%       September 30, 2009
   Administrator Class                     0.70%       September 30, 2008
   Institutional Class                     0.42%       September 30, 2008
   Class Z                                 0.90%       September 30, 2009

Treasury Plus Money Market Fund
   Class A                                 0.65%       June 30, 2009
   Administrator Class                     0.35%       June 30, 2009
   Service Class                           0.50%       June 30, 2009
   Institutional Class                     0.20%       June 30, 2009

Ultra-Short Duration Bond Fund/40/
   Class A                                 0.75%       September 30, 2008
   Class B                                 1.50%       September 30, 2008
   Class C                                 1.50%       September 30, 2008
   Class Z                                 0.79%       September 30, 2008

Ultra Short-Term Income Fund/41/
   Administrator Class                     0.55%       September 30, 2009
   Advisor Class                           0.70%       September 30, 2009
   Investor Class                          0.75%       September 30, 2009
   Institutional Class                     0.35%       September 30, 2009

----------
/39/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/40/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/41/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and a share class modification. Before the end of the third quarter of 2008, Class C shares will be added with a capped operating expense ratio of 1.45% and an expiration date of September 30, 2009 and Advisor Class will change to Class A.

                                     CAPPED OPERATING     EXPIRATION /
FUNDS/CLASSES                          EXPENSE RATIO      RENEWAL DATE
-----------------------------------  ----------------  ------------------
Ultra Short-Term Municipal
   Income Fund/42/
   Class C                                 1.42%       October 31, 2009
   Advisor Class                           0.72%       October 31, 2009
   Investor Class                          0.72%       October 31, 2009
   Institutional Class                     0.37%       October 31, 2009

U.S. Value Fund
   Class A                                 1.25%       November 30, 2008
   Class B                                 2.00%       November 30, 2008
   Class C                                 2.00%       November 30, 2008
   Class Z/43/                             1.32%       November 30, 2008
   Administrator Class                     0.96%       November 30, 2008

Value Fund/44/
   Class A                                 1.20%       November 30, 2008
   Class B                                 1.95%       November 30, 2008
   Class C                                 1.95%       November 30, 2008
   Investor Class                          1.20%       November 30, 2008
   Administrator Class                     0.95%       November 30, 2008

WealthBuilder Conservative
   Allocation Portfolio                    1.50%       September 30, 2008

WealthBuilder Equity Portfolio             1.50%       September 30, 2008

WealthBuilder Growth
   Allocation Portfolio                    1.50%       September 30, 2008

WealthBuilder Growth
   Balanced Portfolio                      1.50%       September 30, 2008

WealthBuilder Moderate
   Balanced Portfolio                      1.50%       September 30, 2008

WealthBuilder Tactical
   Equity Portfolio                        1.50%       September 30, 2008

Wisconsin Tax-Free Fund
   Class A                                 0.70%       October 31, 2009
   Class C                                 1.49%       October 31, 2009
   Investor Class                          0.75%       October 31, 2009

100% Treasury Money Market Fund
   Class A                                 0.65%       June 30, 2008
   Service Class                           0.50%       June 30, 2008

Schedule A amended: June 1, 2008

----------
/42/ On November 7, 2007, the Board of Trustees approved a share class modification to the Ultra Short-Term Municipal Income Fund. Before the end of the third quarter of 2008, the Advisor Class will change to Class A and its capped operating expense ratio will reduce from 0.72% to 0.67%.

/43/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/44/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

     The foregoing schedule of capped operating expense ratios is agreed to as of June 1, 2008 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------
                                            Andrew Owen
                                            Executive Vice President

     The foregoing schedule of capped operating expense ratios is agreed to as of March 31, 2008 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------
                                            Andrew Owen
                                            Executive Vice President